[PREFERRED STOCKHOLDERS]

SENTRY TECHNOLOGY CORPORATION
SPECIAL MEETING OF STOCKHOLDERS, DECEMBER 8, 2000
PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Anthony H.N. Schnelling, William A. Perlmuth and Peter J. Mundy, or a majority of those present and acting, or if only one is present, then that one, proxies, with full power of substitution, to vote all shares of SENTRY TECHNOLOGY CORPORATION (the “Company”) which the undersigned is entitled to vote at the Company’s Special Meeting to be held at Sentry Technology Corporation, 350 Wireless Boulevard, Hauppauge, NY 11788 on December 8, 2000 at 10:00 A.M., New York time, and at any adjournment thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

1.  PROPOSAL TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO RECLASSIFY THE CLASS A PREFERRED STOCK:

          /  / FOR
          /  / AGAINST
          /  / ABSTAIN

2.  PROPOSAL TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF DESIGNATION OF THE CLASS A PREFERRED STOCK TO ALLOW THE PREFERRED STOCK DIVIDEND:

          /  / FOR
          /  / AGAINST
          /  / ABSTAIN

3. In their discretion, upon any other matters which may properly come before the meeting or any adjournments thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF PROPOSALS 1 and 2.

Receipt of the Notice of Special Meeting and Proxy Statement/Prospectus is hereby acknowledged.

Dated _____, 2000

(Signature of Stockholder) (Signature of Stockholder)

Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation it should be signed by an authorized officer.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.